UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 28, 2004

 CONCORDE CAREER COLLEGES, INC.
(Exact name of registrant as specified in its charter)

Delaware - (State or Other Jurisdiction of Incorporation)

Commission File No. 0-16992             IRS Employer Identification Number - 43-1440321

5800 Foxridge, Suite 500, Mission, Kansas ,        66202
(Address of Principal Executive Office)         (Zip Code)

Registrant’s telephone number, including area code:     (913) 831-9977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 28, 2004, Concorde Career Colleges, Inc. (the “Company”) issued a press release reporting the Company’s results of operations and financial condition for the Company’s fiscal quarter ended September 30, 2004 and also updated its revenue and earnings per share guidance for 2004. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits

Exhibit No.

99.1               Text of Press Release issued by the Company dated October 28, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORDE CAREER COLLEGES, INC.
DATED: October 28, 2004

By:   /s/ Jack L. Brozman
Jack L. Brozman, Chief Executive Officer

By:   /s/ Paul R. Gardner
Paul R. Gardner, Chief Financial Officer